SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 10, 2018

AEP TRANSMISSION COMPANY, LLC
(Exact Name of Registrant as Specified in Its Charter)

333-217143	Delaware	46-1125168
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
[ ]
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.Other Events

On May 10, 2018, AEP Transmission Company, LLC (the “Company”) issued debt securities pursuant to a Registration Rights Agreement dated September 18, 2017, relating to the issuance and exchange of registered notes by the Company of $425,000,000 of its 3.10% Senior Notes Series F, due 2026 (reopening that series with an additional aggregate principal amount of $125,000,000 for a total aggregate amount of $425,000,000) and $500,000,000 of its 3.75% Senior Notes Series I, due 2047 (collectively the “Notes”).

Item 9.01.    Financial Statements and Exhibits

(c)    Exhibits

1(a)	Registration Rights Agreement dated September 18, 2017 previously filed as Exhibit 4(b) to 2017 Form 10-K and incorporated herein by reference.

4(a)	Company Order and Officers’ Certificate, between the Company and The Bank of New York Mellon Trust Company, N.A, as Trustee, dated May 10, 2018, establishing the terms of the Notes.

4(b)	Form of the Series F Notes.

4(c)	Form of the Series I Notes.

5(a)	Opinion of William E. Johnson regarding the legality of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AEP TRANSMISSION COMPANY, LLC

By: /s/ William E. Johnson
Name: William E. Johnson
Title: Assistant Secretary

May 10, 2018

EXHIBIT INDEX

Exhibit Number	Description

1(a)	Registration Rights Agreement dated September 18, 2017 previously filed as Exhibit 4(b) to 2017 Form 10-K and incorporated herein by reference.

4(a)	Company Order and Officers’ Certificate, between the Company and The Bank of New York Mellon Trust Company, N.A, as Trustee, dated May 10, 2018, establishing the terms of the Notes.

4(b)	Form of the Series F Notes.

4(c)	Form of the Series I Notes.

5(a)	Opinion of William E. Johnson regarding the legality of the Notes.